UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2024

MAG MAGNA CORP.

(Exact name of registrant as specified in its charter)

Wyoming	333-268561	98-1626237
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Oleg Bilinski

Chief Executive Officer

325 W Washington St Ste 2877

San Diego, CA 92103

(Address of principal executive offices, zip code)

+ 1620-4692043

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

Newly Engaged Independent Registered Public Accounting Firm

On June 27, 2024, Mag Magna Corp (the "Registrant") approved the appointment of Mac Accounting Group & CPAs, LLP as the Registrant's new independent registered public accounting firm, effective immediately, to audit the financial statements of Registrant, which comprise the balance sheet as of April 30, 2024 and 2023 and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the year then ended, and the related notes to the financial statements.

During the Registrant’s fiscal years ended April 30, 2024 and April 30, 2023 and the subsequent interim period through the date of this report, neither the Registrant, nor anyone on its behalf has consulted with Mac Accounting Group & CPAs, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed , or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by Mac Accounting Group & CPAs, LLP that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2024

Mag Magna Corp

By:	/s/ Oleg Bilinski
	Name:	Oleg Bilinski
	Title:	Director, President, Chief Executive Officer, Treasurer, and Secretary